Exhibit 99.1


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                    STOCK SUBSCRIPTION AND PURCHASE AGREEMENT


        THIS AGREEMENT is made this 3rd day of July, 2003, by and between BERKSHIRE BANK ("Bank") and EAST PENN FINANCIAL CORPORATION ("East Penn").

                                   BACKGROUND

A. Bank is a Pennsylvania-chartered banking institution organized to conduct business as a commercial bank with its main office in Wyomissing, Pennsylvania.

B. East Penn is a bank holding company organized under the laws of the Commonwealth of Pennsylvania.

C. The Pennsylvania Department of Banking has conditionally approved an Application for Permission to Establish a State-Chartered Banking Institution filed by Bank.

D. Bank is soliciting offers from subscribers for a minimum of 603,000 and a maximum of 1,000,000 shares of the common stock of Bank, par value One Dollar ($1) per share ("Stock"), at an offering price of Ten Dollars ($10) per share, for an aggregate stock offering of Six Million Thirty Thousand Dollars ($6,030,000) minimum or Ten Million Dollars ($10,000,000) maximum (the "Initial Offering").

E. Subject to the conditions precedent set forth in Paragraph 12 hereof (the "Conditions"), East Penn shall subscribe for nineteen and nine tenths percent (19.9%) of the number of shares of Stock being offered by Bank in the Initial Offering. By execution of this Agreement, Bank agrees:

          1. concurrently with the issuance to East Penn of Stock, pursuant to this Agreement, to issue to East Penn, or to such other parties as may be designated by East Penn with the prior written approval of Bank (which approval shall not be unreasonably withheld), stock purchase warrants which in the aggregate shall be exercisable for an initial number of shares of Stock equal to five percent (5.0%) of the total number of shares of Stock issued by Bank in the Initial Offering, and which warrants shall contain the terms and be in the form and substance set forth in Exhibit "A" attached hereto and made a part hereof; and


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          2.   that the total number of shares of Stock that are subject to purchase under all warrants, options or other rights issued or to be issued by Bank in the Initial Offering or in connection with Stock issued in the Initial Offering, including the warrants issuable to East Penn or its designees pursuant to the preceding clause 1, shall not exceed twenty-five percent (25%) of the total number of shares of Stock issued in the Initial Offering, as exemplified in Exhibit "B" attached hereto and made a part hereof, except as otherwise expressly permitted in this Agreement.

     F. On the business day immediately following the date of this Agreement, East Penn will deposit by wire transfer $343,000 with the escrow agent for the Initial Offering, Atlantic Central Banker's Bank (the "Escrow Agent"), to be applied, subject to the terms of this Agreement, to payment by East Penn of the aggregate purchase price for the Stock to be purchased by East Penn pursuant to this Agreement. The remaining balance of such aggregate purchase price payable by East Penn shall be deposited with Escrow Agent upon satisfaction of all of the conditions. Such amounts deposited by East Penn with the Escrow Agent shall be deposited in the same escrow deposit account and under the same terms and conditions as other amounts deposited with the Escrow Agent by subscribers to Stock in the Initial Offering. If all of the Conditions are not satisfied by September 30, 2003, Bank and the Escrow Agent shall return to East Penn said $343,000, together with all interest earned thereon while held by the Escrow Agent, and thereupon this Agreement shall automatically terminate and be of no further force and effect, unless by September 30, 2003, Bank shall have given East Penn written notice of the extension of this Agreement to a date not later than December 31, 2003, in which case, if the Conditions are not satisfied by December 31, 2003, Bank and the Escrow Agent shall return to East Penn said $343,000, together with all interest earned thereon while held by the Escrow Agent, and this Agreement then shall automatically terminate and be of no further force and effect.

     G. On the date of the conclusion by Bank of the Initial Offering, or upon the satisfaction of the Conditions, whichever later occurs, Bank shall issue to East Penn in accordance with Paragraphs E and F above (i) the number of shares of Stock as shall equal nineteen and nine tenths percent (19.9%) of the aggregate number of shares of Stock issued and to be issued by Bank in the Initial Offering, and (ii) stock purchase warrants in the amount and under the terms and conditions as provided in Paragraph E above.

     NOW THEREFORE, in consideration of the mutual agreements and covenants herein contained, the parties hereto, intending to be legally bound hereby, do now covenant and agree as follows:


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     1.   Incorporation of Background. The Background of this Agreement set
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          forth above is hereby incorporated by reference into this Agreement, and the parties hereto expressly agree to perform, observe and abide by their respective executory obligations set forth in said Background.

     2.   Grant of Purchase Rights. In the event that Bank at any time or times
          -------------------------
          issues any shares of its Stock for any reason, including as a result of the exercise of any warrants, options or other rights now or hereafter issued or outstanding, its implementation of any stock option plan, or its sale or contribution of Stock to any employee stock ownership plan, employee profit sharing or pension plan, other than in any case an issuance of Stock to East Penn or to any other person or entity pursuant to the exercise of any stock purchase warrant issued to a designee of East Penn as provided in Paragraph E of the Background at the outset of this Agreement (any such event being herein referred to as a "Sale Event"), East Penn shall have the right to purchase from Bank, on the terms and conditions hereinafter set forth, such number (or any lesser number) of shares of Stock which, when added to the number of shares of Stock then held by East Penn, equals the same percentage of all shares of Stock then issued and outstanding) (including the shares of Stock then issued and outstanding (including the shares of Stock issued or to be issued in the Sale Event and to East Penn pursuant to this Paragraph 2) as the percentage held by East Penn of all shares of Stock issued and outstanding immediately before the Sale Event (such percentages to be calculated as provided in Paragraph 11 below). Nothing contained in this Paragraph 2 or elsewhere herein, except Paragraph 13 hereof, shall be construed to limit in any manner the right of East Penn to purchase Stock on the open market from time to time in any amount. Provided however, that notwithstanding any other provisions of this Paragraph 2 or elsewhere in this Agreement, and notwithstanding any provisions of any stock purchase warrant to East Penn or its designees as provided in Paragraph E of the Background at the outset of this Agreement, at no time shall East Penn and/or its designees be sold and issued by Bank shares of Stock that in the aggregate exceed twenty-four and nine tenths percent (24.9%) of all shares of Stock then issued and outstanding.

     3.   Reservation of Shares. Bank shall have at all times authorized shares
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          of Stock that are not issued and outstanding and that are duly reserved for sale and issuance upon exercise of East Penn's purchase rights under Paragraph 2 hereof and upon exercise of any stock purchase warrants issued to East Penn or its designees as provided in Paragraph E of the Background at the outset of this Agreement. Prior to or simultaneously with the occurrence of any Sale Event or the issuance of any warrants, options or other rights the exercise of which will result in a Sale Event, Bank shall reserve a sufficient number of authorized shares of Stock that are not issued and outstanding for sale and issuance to East Penn pursuant to Paragraph 2 hereof. Bank's obligations under this Paragraph 3 shall lapse if and only to the extent that any such

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          warrant, option or other right expires or is terminated without exercise, or upon the termination of this Agreement.

     4.   Purchase Price -- Exercise of Rights. If a Sale Event shall be the
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          issuance of Stock pursuant to the exercise of any warrant, option or other right granted to organizers, directors or officers of Bank, the purchase price for each share of Stock issuable to East Penn pursuant to Paragraph 2 hereof shall be the mean of the bid and asked prices of each share of Stock quoted, as of the date of such issuance, by each of two (2) members of the National Association of Securities Dealers, Inc. approved in advance by East Penn and Bank (the "Rights Purchase Price").

     5.   Purchase Price -- Secondary Offering. If a Sale Event shall be the
          ------------------------------------
          issuance of Stock pursuant to a public or limited private offering or other sale under circumstances not governed by Paragraph 4 hereof, the purchase price for each share of Stock issued to East Penn under the provisions of Paragraph 2 hereof shall be the same price per share as is paid by the purchasers of Stock in such public or limited private offering or other sale (the "Sale Purchase Price").

     6.   Notices to East Penn.
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          a)   If Bank takes any action that could result in East Penn having a right to purchase any shares of Stock hereunder, Bank concurrently therewith shall give to East Penn written notice of such action and of the reservation of shares for issuance and sale to East Penn as provided in Paragraph 3 hereof.

          b) If Bank issues any shares of its Stock, Bank concurrently therewith shall give to East Penn written notice of such issuance.

     7.   Exercise of Purchase Rights.
          ----------------------------

          a) East Penn may elect to exercise its right to purchase shares of Stock under Paragraph 2 hereof by giving written notice of such election, specifying therein the number of shares of be purchased, to Bank at its principal place of business, within thirty (30) days after East Penn's receipt of a written notice from Bank under Paragraph 6(b) hereof.

          b) Upon determination of the Rights Purchase Price or the Sale Purchase Price, whichever may be applicable (the "Price"), East Penn shall pay to Bank the aggregate amount of the Price for all shares of Stock then being purchased within ten (10) days of such determination.

          c) If the Price shall be determined in any instance to be less than the then current par value per share of Bank's common Stock, then notwithstanding any other provisions thereof, East Penn shall pay an amount per share equal to the then current par value of the shares of Stock to be purchased.

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          d)   Upon receipt of the aggregate amount of the Price for the number of shares of Stock being purchased, Bank immediately shall issue and deliver to East Penn a stock certificate registered in the name of East Penn or its nominee representing the shares of Stock so purchased.

     8.   Assignment by East Penn. This Agreement may be assigned by East Penn
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          without the consent of the Bank: (a) to any wholly-owned subsidiary corporation of East Penn, in which case East Penn shall be responsible for such assignee's performance of its obligations hereunder, (b) to any successor to the business of East Penn by merger, consolidation, or sale of all or substantially all of the assets of East Penn, or (c) to any person or entity that purchases from East Penn shares of Stock in an aggregate amount equal to at least nineteen and nine tenths percent (19.9%) of all then issued an outstanding shares of Stock, provided, that prior to any such assignment under this clause (c), Bank shall have the right to purchase such shares at the same price as is agreed between East Penn and such person or entity within sixty
          (60) days of Bank's receipt of written notice from East Penn of its intent to sell such shares or within ten (10) days of Bank's receipt of regulatory approval for Bank of purchase such shares (which regulatory approval Bank shall pursue in a diligent manner), whichever is later. Otherwise, East Penn shall not assign any of its rights under this Agreement without first obtaining Bank's prior express written consent. Written notice of any assignment permitted under this Paragraph 8 shall be given to Bank. All references to "East Penn" in this Agreement shall include any assignee permitted under this Paragraph 8 and any permitted assignee of such assignee, and any such assignee shall be entitled to all of the rights and subject to all of the duties of East Penn set forth in this Agreement.

     9.   Additional Classes of Voting Capital Stock. Bank agrees that in the
          -------------------------------------------
          event it amends its Charter or Articles of Incorporation to authorize any additional class of capital stock (including the establishment of rights of any series or class of preferred stock) having the right to vote on matters that may be submitted to a vote of Bank's shareholders, whether as a separate class or together with the common Stock of Bank, East Penn shall have the right to purchase a number of shares of such additional class of stock as is necessary to preserve the right of East Penn to maintain the same percentage ownership of all then issued and outstanding voting capital stock of Bank (including the capital stock to be issued to East Penn pursuant to this Paragraph 9) as the percentage held by East Penn of all issued and outstanding shares of Stock immediately before the authorization of such additional class of stock. The purchase price for each share of such additional class of stock to be sold to East Penn under this Paragraph 9 shall be the same price per share as is paid by the purchasers in any public or limited private offering or other sale of such stock.

     10.  Formation of Bank Holding Company. If at any time Bank shall propose
          ----------------------------------
          to merge with an interim bank organized under state law or with an interim national banking association, or to take any other action to form a one bank bank holding company of the Bank, Bank shall cause the plan or merger or other applicable plan to require such bank holding company to provide: (a) East Penn with rights to purchase shares of capital stock of such bank holding company that are substantially the same as those provided to East Penn by this Agreement, and (b) upon the request of East Penn, for the registration under the Securities Act of 1933, as amended, of such shares of capital stock to be purchased to such rights.

     11.  Percentage Ownership Calculations. All calculations of the percentage
          ---------------------------------
          of ownership of shares of Stock or other capital stock of Bank to be made pursuant to the provisions of this Agreement, including without limitation those to be made pursuant to Paragraph 2 hereof, shall be made: (a) on the basis of the number of shares of Stock or other applicable capital stock of Bank then issued and outstanding, and (b) excluding therefrom any shares of Stock or other capital stock issuable upon the conversion of any convertible securities or upon the exercise of any options, warrants or other rights or common stock equivalents then outstanding and held by East Penn or any other persons or entities whomsoever. Without limiting the generality of clause (b) above, there shall be excluded in making any such calculations the shares of Stock that may be purchased under the stock purchase warrants referred to in Paragraph E of the Background at the outset of this Agreement.

     12.  Conditions Precedent. The obligation of East Penn to consummate the
          ---------------------
          purchase of shares of Stock under this Agreement is subject to the satisfaction of all of the following conditions precedent:

               a) The Board of Governors of the Federal Reserve System or the Federal Reserve Bank of Philadelphia, acting under delegated authority, shall have approved East Penn's purchase of up to twenty-four and nine tenths percent (24.9%) of the shares of Stock issued and outstanding.

               b) The Department of Banking of the Commonwealth of Pennsylvania and any other required bank regulatory agency shall have approved East Penn's purchase of up to twenty-four and nine tenths percent (24.9%) of the shares of Stock issued and outstanding.

               c) East Penn shall have received a list of all subscribers, as of the date of this Agreement, for the Bank's Stock in the Initial Offering, and shall have received a list of all subscribers to Stock as of the conclusion of the Initial Offering.


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               d)   No changes in the material terms and conditions of Bank's
                    solicitation of offers to purchase shares of Stock shall be occurred from the terms and conditions disclosed and set forth in the offering circular or other materials and any and all supplements thereto for the Initial Offering, and Bank shall have solicited offers to purchase no more than One Million (1,000,000) shares of Stock in the aggregate.

               Any of the conditions precedent above set forth in this Paragraph 12, other than those set forth in subparagraphs (a) and (b) above, may be waived by East Penn at its option. Any such waiver shall be made in writing executed by East Penn, and any such written waiver shall be deemed to operate as a satisfaction of the condition or conditions waived for purposes of this Agreement.

     13.  Open Market Purchase Limitation. Notwithstanding any other provisions
          --------------------------------
          hereof, East Penn or any of its subsidiaries and its officers, directors and affiliates (the "Affiliates Group") shall not purchase in the open market any shares of Stock or other capital stock of Bank if the effect of such purchase in the open market would be to cause the Affiliates Group to own more than twenty-four and nine tenths percent (24.9%) of the shares of Stock or other capital Stock of Bank then issued and outstanding, without the prior written approval of Bank and of the Board of Governors of the Federal Reserve System.

     14.  Time of the Essence. Time shall be of the essence in the performance
          --------------------
          of the obligations and conditions under this Agreement. In the event that East Penn fails to give notice or to make payment within the applicable time period herein prescribed with respect to any warrant, option or other right arising hereunder, such warrant, option or right hereunder shall lapse and be void in that instance.

     15.  Covenants of East Penn. East Penn hereby covenants, represents and
          -----------------------
          warrants that it shall not: (1) solicit proxies with respect to any voting securities of Bank or influence the manner in which any other shareholder of Bank votes any voting securities of Bank; (2) cause any voting securities of Bank to be subject to a voting trust; (3) cause Bank to become a subsidiary of East Penn; (4) have any designated representative serve or act as an officer, director, employee or agent of Bank; (5) propose any person for election as a director of Bank;
          (6) attempt to influence: the dividend policies or practices of Bank; the investment loan, or credit decision policies; the pricing of services; personnel decisions; operations activities (including without limitation the location of any offices or branches or their hours of operation or other similar activities or decisions); (7) exercise or seek to exercise any controlling influence over the management or policies of Bank; (8) enter into any other banking or non-banking transactions with Bank, except East Penn may establish and maintain deposit accounts with Bank, provided that the




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          aggregate balance of all such deposit accounts does not exceed
          $500,000 and that the accounts are maintained on substantially the same terms as those prevailing for comparable accounts of persons unaffiliated with Bank.

     16.  Construction. The provisions of this Agreement shall be binding upon
          -------------
          and inure to the benefit of the named parties hereto, and their respective successors and assigns, subject however, to the restrictions against assignment hereinbefore contained. The provisions of this Agreement shall be construed and enforced under and in accordance with the laws of the Commonwealth of Pennsylvania. The captions of the numbered Paragraphs of this Agreement have been inserted for convenience only and shall not affect the meaning or construction of any of the provisions of this Agreement. Where used in this Agreement, unless the context otherwise clearly requires: the plural shall include the singular, and vice-versa; and the words "hereof", "hereunder", "herein" and other similar compounds of the word "here" shall refer to this entire Agreement and not to any particular Paragraph or provision hereof.

     17.  Notices. All notices required under or given pursuant to the provision
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          of this Agreement shall be sent to the intended recipient at its principal offices, or to such other place as the intended recipient may have directed in a written notice given in accordance with the provisions of this Paragraph 17, either by first class certified mail, return receipt requested, with postage prepaid, or by United States Postal Service or private courier express over-night delivery service, the delivery by which is evidenced in the ordinary course by a written receipt or other written record.

     18.  Integration. This Agreement constitutes and embodies the entire
          -----------
          understanding of the parties hereto as to the subject matter hereof, and may not and shall not be amended, modified or altered by any promises, representations, terms or conditions not herein expressly set forth unless the same are set forth in a writing duly executed by both of the parties hereto.



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         IN WITNESS WHEREOF, the said parties hereto, intending to be legally bound hereby, have caused this Agreement to be duly executed by their respective undersigned authorized corporate officers on this day, month and year first above written.

Attest:                                BERKSHIRE BANK

/s/ Richard C. Gromis                  By: /s/ Norman E. Heilenman
---------------------------                -------------------------------------
Richard C. Gromis, President               Norman E. Heilenman, Chairman of the
                                           Board and Chief Executive Officer

(SEAL)

Attest:                                EAST PENN FINANCIAL CORPORATION


/s/ Bruce R. Keil                      By: /s/ Brent L. Peters
------------------------                    ------------------------------------
Bruce R. Keil, Secretary                    Brent L. Peters, President and Chief
                                            Executive Officer


(SEAL)


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                                   EXHIBIT "A"
                             STOCK PURCHASE WARRANT
                               FOR COMMON STOCK OF
                                 BERKSHIRE BANK

     BY THIS WARRANT, it is certified and provided that East Penn Financial Corporation, a bank holding company organized under the laws of the Commonwealth of Pennsylvania (Warrantholder"), in consideration of its investment in the shares of the common stock of Berkshire Bank ("Bank"), par value One Dollar ($1) per share ("Stock"), and pursuant to the provision of that certain Stock Subscription and Purchase Agreement between Bank and Warrantholder dated _______________, 2003, is entitled to purchase from Bank ____________________
(_____) shares of Stock at any time beginning on the date of this Warrant and for ten (10) years thereafter at an exercise purchase price of Ten Dollars ($10) per share of Stock.

     [OPTIONAL-use following paragraph in lieu of preceding paragraph if Warrantholder is a designee of East Penn Financial Corporation:

     BY THIS WARRANT, it is certified and provided that ____________________ ("Warrantholder"), pursuant to the provisions of that certain Stock Subscription and Purchase Agreement between Berkshire Bank ("Bank") and East Penn Financial Corporation, dated __________________, 2003, is entitled to purchase from Bank ________________ (______) shares of the common stock of Bank, par value One Dollar ($1) per share ("Stock"), at any time beginning on the date of this Warrant and for ten (10) years thereafter at an exercise purchase price of Ten Dollars ($10) per share of Stock.]

     This Warrant and the exercise of the rights hereunder shall be subject to the following terms and conditions:

     1.   Term. This Warrant shall be effective and exercisable beginning on the
          ----
          date hereof, and shall expire and be void at midnight on ______________, 2013.

     2.   Exercise. This Warrant may be exercised as to the whole at any time,
          --------
          or in part from time to time, during the term hereinbefore prescribed, upon the surrender of this Warrant to Bank, with the subscription form attached hereto duly executed, and accompanied by payment to Bank of the price hereinabove set forth for the shares of Stock so purchased. If this Warrant is exercised for fewer than the full number of shares of Stock that may be purchased hereunder, Bank shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Stock that may be purchased hereunder.


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     3.   Issuance of Stock. Upon the Warrantholder paying the full exercise
          ------------------
          purchase price hereunder for the shares of Stock purchased by the Warrantholder pursuant to this Warrant, such shares will be duly and validly issued to the Warrantholder and will be fully paid and non-assessable, and free from all charges and liens imposed by or upon Bank. Bank will take all such action within its control as may be reasonably necessary so that such shares of Stock may be so issued without violation by Bank of any applicable requirements of any federal or state securities laws or of any national stock exchange upon which shares of Stock may be listed. If any shares of Stock to be reserved hereunder for issuance upon exercise of this Warrant are required by law to be listed on any national stock exchange, then before such shares may be issued upon exercise of this Warrant, Bank will at its expense and as expeditiously as possible exercise due diligence to cause such shares to be listed or approved for listing on such national stock exchange; however, failure to obtain such listing shall not preclude exercise of this Warrant (unless otherwise prohibited by law), and the exercise date hereunder shall be extended during the pendency of the listing application.

     4.   Protection Against Dilution. The aggregate number of shares of Stock
          ----------------------------
          subject to purchase by the exercise of this Warrant and the purchase price per share of Stock hereunder shall be adjusted proportionately for and on account of any increase or decrease in the number of issued and outstanding shares of Stock after the date of this Warrant resulting from: (a) a split, division or consolidation of, or any other capital adjustment with respect to shares of Stock, (b) the payment of any stock dividend with respect to shares of Stock, (c) any other issuance of Stock by Bank effected without the receipt of consideration by Bank, (d) any public or private sale of Stock by Bank, whether or not as part of a securities offering, or (e) the issuance by Bank of any shares of Stock as a result of the exercise of any warrants, options or other rights now or hereafter issued or outstanding, the implementation of any stock option plan, or the sale or contribution of Stock to any employee stock ownership plan, profit sharing or pension plan, other than in any case an issuance of Stock to Warrantholder or to any other person or entity pursuant to the exercise of any stock purchase warrant issued to a designee of Warrantholder pursuant to Paragraph E of the Background at the outset of the aforementioned Stock Subscription and Purchase Agreement. Provided however, that notwithstanding any other provisions of this Warrant, at no time shall Warrantholder and/or its designees be sold and issued by Bank (whether under this Warrant or Otherwise) shares of Stock that in the aggregate exceed twenty-four and nine tenths percent (24.9%) of all share of Stock then issued and outstanding.

     5.   No Transfer. Neither this Warrant nor any of the rights exercisable
          ------------
          hereunder may be transferred or assigned by Warrantholder. This Warrant may be exercised solely by Warrantholder during the term hereinbefore prescribed.

     6.   Formation of Bank Holding Company. If at any time Bank shall propose
          ----------------------------------
          to merge with an interim bank organized under state law or with an interim national



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          banking association, or to take any other action to form a bank holding company, Bank shall cause the plan or merger or other applicable plan to require such bank holding company to provide Warrantholder with warrants or other rights to purchase shares of capital stock of such bank holding company under terms and conditions substantially the same as those provided to East Penn by this Warrant.

     7.   Time of the Essence. Time shall be of the essence in the performance
          -------------------
          of the obligations and conditions under this Warrant. In the event that Warrantholder fails to exercise any right to purchase Stock hereunder within the term hereinbefore prescribed, such right shall lapse and be void.

     8.   Notices. All notices required hereunder to be given by Warrantholder
          -------
          to Bank shall be sent to the Bank at its principal offices, or to such other place as the Bank may have directed in a written notice given in accordance with the provisions of this Paragraph 8, either by first class certified mail, return receipt requested, with postage prepaid, or by United States Postal Service or private courier express over-night delivery service, the delivery by which is evidenced in the ordinary course by a written receipt or other written record.

     9.   Reservation of Shares. Bank at all times shall reserve and keep
          ----------------------
          available of its authorized and unissued Stock such number of shares of Stock as form time to time shall be necessary and sufficient for the exercise of this and all other warrants of like tenor then held by Warrantholder and outstanding.

     10.  Acceptance and Release. By its acceptance of this Warrant,
          -----------------------
          Warrantholder approves and agrees to all of the terms, conditions and the provisions of this Warrant, and does release, quit-claim and discharge Bank from any and all rights, demands and claims that Warrantholder may have to be issued and to receive this Warrant.

     11.  Limitation on Liability. No provisions of this Warrant, in the absence
          ------------------------
          of action by the Warrantholder to purchase shares of Stock hereunder, and no enumeration herein of rights or privileges of the Warrantholder, shall give rise to any liability of the Warrantholder for the purchase price of any shares of Stock, whether such liability may be asserted by the Bank or its creditors.

     12.  Miscellaneous. The provision of this Warrant shall be binding upon and
          -------------
          inure to the benefit of Bank and Warrantholder, and their respective successors and assigns, subject however, to the restriction against transfer or assignment hereinbefore contained. The provisions of this Warrant shall be construed and enforced under and in accordance with the Commonwealth of Pennsylvania. The captions of the numbered paragraphs of this Warrant have been inserted for convenience only and shall not affect the meaning or construction of any of the provisions hereof. Where used in this Warrant, unless the context otherwise clearly requires: the plural shall include the singular, and vice-versa; and the words "hereof", "hereunder", "herein" and other similar compounds of the word

                                                                 EXECUTION COPY

          "here" shall refer to this entire Warrant and not to any particular Paragraph or provision hereof.

     IN WITNESS WHEREOF, Berkshire Bank, intending to be legally bound hereby, has caused this Warrant to be duly executed by its undersigned authorized corporate officers on this _______day of ____________, 2003.

Attest:                               BERKSHIRE BANK


                                      By/s/ Norman E. Heilenman
----------------------------            ----------------------------------------
                                        Norman E. Heilenman, Chairman
                                        of the Board and Chief Executive Officer


(SEAL)

                                                                 EXECUTION COPY


                                 BERKSHIRE BANK

                             STOCK SUBSCRIPTION FORM
                             -----------------------
                       (to be executed by Warrantholder to
                     purchase common stock of Berkshire Bank
                          under Stock Purchase Warrant)

         The undersigned Warrantholder irrevocably subscribes for _________ shares of the common stock (par value $1 per share) of Berkshire Bank pursuant to and in accordance with the terms and conditions of the Stock Purchase Warrant attached hereto, herewith makes payment of $_________________, constituting the purchase price for said shares, and requests that a certificate for said shares be issued in the name of the Warrantholder and be delivered to the Warrantholder at the address given below. If the number of shares of common stock herein subscribed to shall not be all of the shares that may be purchased under the attached Stock Purchase Warrant, Berkshire Bank is here requested to issue to the undersigned Warrantholder a new Stock Purchase Warrant of like tenor for the balance of the remaining shares of such common stock that may be purchased under the attached Stock Purchase Warrant, and deliver such new Stock Purchase Warrant to the undersigned Warrantholder at the address given below.

                                    EAST PENN FINANCIAL CORPORATION


Date:                               By
     ---------------                   -----------------------------------
                                                            President
                                    Address:
                                            -------------------------------
                                    ---------------------------------------
                                    ---------------------------------------
                                    ---------------------------------------
                                    ---------------------------------------
                                    Employer Identification Number


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                                                                 EXECUTION COPY


                                 BERKSHIRE BANK

                             STOCK SUBSCRIPTION FORM
                             -----------------------
                       (to be executed by Warrantholder to
                     purchase common stock of Berkshire Bank
                          under Stock Purchase Warrant)


         The undersigned Warrantholder irrevocably subscribes for __________ shares of the common stock (par value $1 per share) of Berkshire Bank pursuant to and in accordance with the terms and conditions of the Stock Purchase Warrant attached hereto, herewith makes payment of $______________, constituting the purchase price for said shares, and requests that a certificate for said shares be issued in the name of the Warrantholder at the address given below. If the number of shares of common stock herein subscribed to shall not be all of the shares of common stock herein subscribed to shall not be all of the shares that may be purchased under the attached Stock Purchase Warrant, Berkshire Bank is here requested to issue to the undersigned Warrantholder a new Stock Purchase Warrant of like tenor for the balance of the remaining shares of such common stock that may be purchased under the attached Stock Purchase Warrant, and deliver such new Stock Purchase Warrant to the undersigned Warrantholder at the address given below.

Address:
         ----------------------------       ------------------------------------
                                                        (Signature)

-------------------------------------       ------------------------------------
                                                          (Name)

-------------------------------------       ------------------------------------
                                            Taxpayer Identification Number

DATE:
     ----------------------


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


                                                                  EXECUTION COPY

                                   EXHIBIT "B"


--------------------------------------------------------------------------------
           1                    2                  3                   4
--------------------------------------------------------------------------------
         SHARES           TOTAL WARRANTS       EAST PENN          DIRECTORS*
                            (25% of 1)         (5% of 1)            (2 - 3)
--------------------------------------------------------------------------------
      700,000 shares      175,000 shares     35,000 shares      144,850 shares
--------------------------------------------------------------------------------
    1,000,000 shares      250,000 shares     50,000 shares      200,000 shares
--------------------------------------------------------------------------------


* Includes organizers, directors and officers of Berkshire Bank.


                                       B-1






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